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                                                                   EXHIBIT 14(b)





                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the reference to us under the heading "Independent Auditors" in this Registration Statement on Form N-14.

PricewaterhouseCoopers LLP
July 11, 2003
Denver, Colorado